UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 29, 2016

Date of reporting period :	March 1, 2015 — February 29, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSLAX

Putnam Small Cap Value Fund

Annual report
2|29|16

A world of investing.®

Putnam INVESTMENTS

10 CENTS
U.S. POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Small Cap Value
Fund

Annual report
2 | 29 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Financial statements	19

Federal tax information	45

About the Trustees	46

Officers	48

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of the year, stock markets around the world have experienced heightened volatility in response to a challenging investment environment. Many factors have fueled the market swings, including record low oil prices, fears of a global recession, China’s continued economic slowdown, and divergent monetary policies from central banks. Recently, within fixed-income markets, investors have generally sought traditional “safe havens” of higher-quality bonds.

In the United States, economic growth is positive, but remains tepid compared with past recoveries. Unemployment continues to fall, consumer spending is showing strength, and the housing market has been recovering. Moreover, the Federal Reserve has stated that its pace of interest-rate increases will be “gradual.” Although today’s conditions may seem challenging, Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from a team of global equity research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended February 29, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

About the fund

Seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. The small-cap universe is large and can change quickly, and many promising smaller companies fail to capture Wall Street's attention. Finding companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger ones and are often able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than do larger companies. On one hand, an uptick in the economy can make it easier for small companies and start-ups to obtain financing; conversely, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund's manager, Eric Harthun, looks for stocks issued by companies that he considers to be undervalued or that appear to have improving businesses or a catalyst that may unlock their value. Events such as a change in management, restructuring, or a new product often have this effect. In addition, Eric considers stocks that have recently fallen out of favor with investors. Because stocks of smaller companies are historically more volatile than those of blue-chip companies, he also carefully considers each stock's risk/reward profile.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund's portfolio manager seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Valuation Considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company's growth potential.

Change Focusing on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality Seeking high-quality companies with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Putnam Small Cap Value Fund holdings have spanned sectors and industries over time.

1999

Tidewater

Supplier of transportation and support services to the offshore oil industry

2001

Tupperware

Manufacturer of food storage products

2002

Ikon Office Solutions

Supplier of copying, printing, and multifunction hardware and software technology

2004

Brookline Bancorp

Owner and operator of Brookline Savings Bank branches in the Boston area

2007

UAP (United Agri Products)

Distributor of commercial agricultural products (chemicals, fertilizer, and seeds) and services

2013

Southwest Gas

Distributor and transporter of natural gas

Identified holdings were held during the year indicated; they will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 21–27.

2 Small Cap Value Fund

Small Cap Value Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Small Cap Value Fund

Interview with your fund’s portfolio manager

Eric, what was the market environment like for U.S. small-cap value stocks during the 12-month reporting period ended February 29, 2016?

The U.S. economy continued to strengthen during the reporting period, reflected by improvements in employment, housing, and other economic gauges. However, global equity markets were volatile as investors weighed a dynamic confluence of factors, including the strong U.S. dollar, low crude prices, the Greek debt crisis, and slower growth in China. In August 2015, the People’s Bank of China’s unexpected devaluation of the Chinese yuan precipitated a sharp selloff in global markets, as investors indiscriminately sold higher-risk investments in favor of more defensive strategies to minimize downside risk.

In October, small-cap stocks rebounded in response to stimulative global central bank policies. The rally continued into November, when the asset class outperformed larger-cap stocks. Given their global reach, large-cap stocks were more susceptible to the economic slowdown in China and other emerging markets, as well as to low commodity prices and a strong U.S. dollar that diminished the value of revenue collected overseas.

New headwinds emerged in December, affecting the performance of all stocks. Weakness in the energy and commodity-related sectors spread to other

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/29/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Small Cap Value Fund	5

market sectors. On December 16, the Federal Reserve took the widely expected first step on the path of gradual normalization of interest rates and raised its short-term benchmark rate. Investors initially cheered the rate hike, which reflected the Fed’s confidence in the U.S. economy. But as 2016 approached, global equity markets experienced a return of heightened volatility and a “risk-off” flight to safe havens, as investor sentiment was weighed down by the slump in commodity prices, troubles in the high-yield market, continued weakness in China and in emerging markets, and the future pace of Fed rate increases.

The early weeks of 2016 saw a deep slide in oil prices, fueling worries of slowing economic growth globally and uncertainty around central bank policy. With investors flooding safe haven assets, such as gold and U.S. government bonds, U.S. stocks ended January down 5.5% — their worst month since August 2015. Toward mid-February, major stock indexes were hitting multiyear lows with the Standard & Poor’s 500 Index falling more than 9%, despite some short-lived stock market rallies. Soon after, a handful of upbeat U.S. corporate earnings announcements, rumblings of a cap on oil production, and a growing belief that the markets were deeply oversold boosted sentiment. These factors contributed to rallies off those lows, particularly for stocks most sensitive to changes in commodity prices. Although worries persisted, February proved to be a respite after January’s deep declines. Against this backdrop, equities underperformed bonds, small-cap stocks trailed large-cap stocks, and value stocks lagged growth stocks.

How did Putnam Small Cap Value Fund perform for the 12-month reporting period ended February 29, 2016?

While the fund’s absolute return at net asset value was negative for the 12 months ended February 29, 2016, its performance was better

Allocations are shown as a percentage of the fund’s net assets as of 2/29/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Small Cap Value Fund

than that of its benchmark, the Russell 2000 Value Index, and the average return of its Lipper peer group.

I continued to manage the portfolio with a bottom-up investment process, focusing on stock selection rather than rotating assets between sectors or other asset classes. Over the reporting period, stock selection drove performance, led by results within the financials, consumer discretionary, and energy sectors. Stock selection effects within the information technology sector detracted most from performance. Sector allocation effects, a by-product of the investment process, also detracted from performance. An overweight allocation to the energy sector and an underweight allocation to the utilities sector weighed on performance. An underweight allocation to the consumer discretionary sector added value.

What holdings detracted from investment results during the reporting period?

The fund’s biggest disappointment was Everyday Health, a leading provider of digital health and wellness solutions. In our view, management spread its sales force too thinly among multiple markets, causing the company to report disappointing revenues. The company’s markets are still solidly expanding, and a sales force reorganization has resulted in a growing backlog, suggesting that the weak results are temporary, in my opinion.

Pernix Therapeutics, which acquires, develops, and commercializes prescription drugs, attempted to raise prices but ran into resistance from health-care and insurance payors, causing the company to miss revenue

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Small Cap Value Fund	7

targets. Increased political criticism of drug prices also weighed on the stock. With a central pillar of their investment thesis challenged, our outlook for the company deteriorated. We sold the stock at a loss before the close of the period.

Finally, the fund’s investments in Globe Specialty Metals, a producer of silicon metal and a silicon- and manganese-based alloy, struggled. With its merger with the metals and mining firm Ferroglobe PLC, which derives most of its revenue from Europe, Globe Specialty Metals increased its overall exposure to foreign currency just as exchange rates were beginning a massive re-rating that weighed on stock performance. In addition, the company’s commodity exposure caused investors to sell the stock in an overall move to de-risk their portfolios during the reporting period. However, in my view, a substantial opportunity now exists in the stock, as both Globe Specialty Metals and Ferroglobe are well positioned to take advantage of growth in the consumer products, solar, and automotive sectors. The stock remains a primary position in the portfolio.

What strategies or holdings aided performance results during the reporting period?

When I purchased the stock of Smith & Wesson, a leader in firearm manufacturing and design, our analysts had recognized a potentially favorable inflection point in the industry due to a turn in purchasing dynamics. At that time, we believed that the company’s cost structure, combined with emerging trends in the industry, would contribute to margin improvements. The stock, which was the fund’s best performer for the reporting period, also benefited from exogenous events; in particular, heightened concerns regarding gun control legislation and increased concerns for personal safety, which created a spike in demand that

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Small Cap Value Fund

drove an even faster-than-anticipated sales recovery — exceeding market expectations.

Effective stock selection within financials contributed positively to performance. Substantial contributors included the fund’s investments in StanCorp Financial, which is not in the benchmark, and a greater-than-benchmark weighting in Walker & Dunlop. The stock of StanCorp Financial, a provider of insurance and retirement products, rallied strongly after Meiji Yasuda Life Insurance announced in July 2015 that it had reached an agreement to acquire StanCorp at a significant premium. I sold the holding before the end of the period to lock in profits.

In the portfolio, I acquired the stock of Walker & Dunlop, an originator of loans for multi-family units in the $10 million-to-$25 million range, believing that the Federal Housing Finance Agency, under new leadership, would become more supportive of growth in the multi-family housing market. This view proved to be correct: The company’s stock rose strongly as a result of management’s ability to successfully expand into capital markets beyond its traditional Fannie Mae and Freddie Mac base.

What is your outlook for the financial markets in the months ahead?

Stock performance was challenged in 2015, which proved to be the weakest year for U.S. equities since the global financial crisis. The combination of the strong dollar, sluggish global growth, and weak commodity prices took a toll on corporate profitability.

We believe uncertainty and volatility are likely to continue for U.S. equity investors for the foreseeable future. At the same time, the U.S. economy has been showing signs of strengthening. February’s 4.9 percent jobless rate is close to full employment, and consumer spending has increased, thanks in part to lower commodity costs. Following the close of the period, the Fed’s comments about taking a patient approach toward raising rates in 2016 also helped to soothe the markets somewhat.

In this environment, I believe small-cap stocks could advance if U.S. domestic growth proves resilient. My investment process remains rooted in seeking attractively valued small-cap stocks issued by quality companies with improving business trends. I’ll continue to closely monitor volatility, seeking to capitalize on attractive stocks that may have been oversold.

Thank you, Eric, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from Booth School of Business at the University of Chicago and a B.S. from San Diego State University. He joined Putnam in 2000 and has been in the investment industry since 1994.

Small Cap Value Fund	9

IN THE NEWS

To remain in the European Union or to leave the European Union? That is the question British voters will answer when they head to polls on June 23. After months of debate, the question of a “Brexit,” shorthand for Britain’s possible exit from the 28-nation European Union (EU), will go before British voters in a referendum vote. Brexit supporters believe that departure from the Brussels-based partnership will help better serve Britain’s national interests on financial issues, immigration, and other matters. Brexit opponents argue that Britain’s EU membership affords the country certain benefits, including bargaining powers on issues of trade and defense. They also warn of dire economic consequences for Britain if a departure takes place, including negative effects on both the country’s currency and its credit rating. For the EU, the loss of Britain — the EU’s second-largest economy — would potentially weaken the union at a time when it is struggling with various issues, including slowing economic growth and an ongoing refugee crisis.

10 Small Cap Value Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(11/1/13)	(11/1/13)	(1/3/01)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.48%	8.10%	8.20%	8.20%	7.68%	7.68%	7.95%	7.72%	8.21%	8.74%	8.75%	8.73%

10 years	30.96	23.43	25.30	25.30	21.40	21.40	24.50	20.14	27.71	34.51	34.70	34.24
Annual average	2.73	2.13	2.28	2.28	1.96	1.96	2.22	1.85	2.48	3.01	3.02	2.99

5 years	34.19	26.48	29.22	27.22	29.19	29.19	30.81	26.23	32.33	35.98	36.17	35.71
Annual average	6.06	4.81	5.26	4.93	5.26	5.26	5.52	4.77	5.76	6.34	6.37	6.30

3 years	17.85	11.07	15.17	12.17	15.17	15.17	15.97	11.91	16.89	18.87	19.04	18.64
Annual average	5.63	3.56	4.82	3.90	4.82	4.82	5.06	3.82	5.34	5.93	5.98	5.86

1 year	–12.04	–17.10	–12.68	–16.83	–12.78	–13.60	–12.51	–15.57	–12.28	–11.73	–11.71	–11.86

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after six years.

Small Cap Value Fund	11

Comparative index returns For periods ended 2/29/16

		Lipper Small-Cap Value
	Russell 2000 Value Index	Funds category average*

Annual average (life of fund)	8.58%	9.41%

10 years	49.24	62.23
Annual average	4.08	4.83

5 years	29.28	30.40
Annual average	5.27	5.36

3 years	13.68	15.00
Annual average	4.37	4.68

1 year	–13.35	–12.60

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/16, there were 305, 261, 224, 141, and 58 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,530 and $12,140, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,014. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $12,771, $13,451, $13,470, and $13,424, respectively.

12 Small Cap Value Fund

Fund price and distribution information For the 12-month period ended 2/29/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.126116		$0.047796	$0.063764	$0.066806		$0.101784	$0.161854	$0.172500	$0.157292

Capital gains

Long-term gains	0.557440		0.557440	0.557440	0.557440		0.557440	0.557440	0.557440	0.557440

Short-term gains	0.024702		0.024702	0.024702	0.024702		0.024702	0.024702	0.024702	0.024702

Return of capital*	0.039742		0.015062	0.020094	0.021052		0.032074	0.051004	0.054358	0.049566

Total	$0.748000		$0.645000	$0.666000	$0.670000		$0.716000	$0.795000	$0.809000	$0.789000

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

2/28/15	$15.34	$16.28	$13.10	$13.09	$14.06	$14.57	$15.12	$15.90	$15.90	$15.86

2/29/16	12.82	13.60	10.86	10.82	11.70	12.12	12.62	13.32	13.31	13.27

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

* See page 45.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(11/1/13)	(11/1/13)	(1/3/01)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.87%	8.49%	8.59%	8.59%	8.07%	8.07%	8.34%	8.11%	8.60%	9.13%	9.14%	9.12%

10 years	35.10	27.33	29.31	29.31	25.36	25.36	28.52	24.03	31.71	38.82	39.02	38.58
Annual average	3.05	2.45	2.60	2.60	2.29	2.29	2.54	2.18	2.79	3.33	3.35	3.32

5 years	40.44	32.36	35.08	33.08	35.20	35.20	36.92	32.13	38.53	42.33	42.54	42.08
Annual average	7.03	5.77	6.20	5.88	6.22	6.22	6.49	5.73	6.74	7.31	7.35	7.28

3 years	20.71	13.77	17.90	14.90	18.04	18.04	18.86	14.70	19.71	21.78	21.96	21.57
Annual average	6.47	4.39	5.64	4.74	5.68	5.68	5.93	4.68	6.18	6.79	6.84	6.73

1 year	–6.96	–12.31	–7.71	–12.09	–7.64	–8.51	–7.43	–10.67	–7.20	–6.68	–6.59	–6.73

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Small Cap Value Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 2/28/15	1.44%	2.19%	2.19%	1.94%	1.69%	1.14%	1.04%	1.19%

Annualized expense ratio for the
six-month period ended 2/29/16*	1.17%	1.92%	1.92%	1.67%	1.42%	0.87%	0.77%	0.92%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.26%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/15 to 2/29/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.55	$9.09	$9.09	$7.91	$6.73	$4.13	$3.65	$4.37

Ending value (after expenses)	$907.40	$904.30	$903.30	$904.50	$906.00	$909.00	$908.60	$908.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Small Cap Value Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/16, use the following calculation method. To find the value of your investment on 9/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.87	$9.62	$9.62	$8.37	$7.12	$4.37	$3.87	$4.62

Ending value (after expenses)	$1,019.05	$1,015.32	$1,015.32	$1,016.56	$1,017.80	$1,020.54	$1,021.03	$1,020.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Small Cap Value Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Small Cap Value Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2016, Putnam employees had approximately $457,000,000 and the Trustees had approximately $123,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Value Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Small Cap Value Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Small Cap Value Fund 19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Small Cap Value Fund (the fund), a series of Putnam Investment Funds, including the fund’s portfolio, as of February 29, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Small Cap Value Fund as of February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 7, 2016

20 Small Cap Value Fund

The fund’s portfolio 2/29/16

COMMON STOCKS (87.7%)*	Shares	Value

Aerospace and defense (0.3%)
Vectrus, Inc. †	52,500	$1,010,625

1,010,625
Air freight and logistics (0.5%)
Park-Ohio Holdings Corp.	52,549	1,544,941

1,544,941
Airlines (0.6%)
SkyWest, Inc.	113,400	2,046,870

2,046,870
Auto components (1.5%)
Goodyear Tire & Rubber Co. (The)	85,700	2,581,284

Stoneridge, Inc. †	202,340	2,436,174

5,017,458
Banks (13.9%)
Banc of California, Inc.	149,358	2,289,658

Berkshire Hills Bancorp, Inc.	67,500	1,742,850

BNC Bancorp	78,900	1,600,092

Chemical Financial Corp.	92,551	3,131,000

Eagle Bancorp, Inc. †	16,990	778,822

First Connecticut Bancorp, Inc.	66,100	1,063,549

First Financial Bancorp	115,200	1,931,904

First Merchants Corp.	96,800	2,147,992

Franklin Financial Network, Inc. †	84,683	2,326,242

Fulton Financial Corp.	134,400	1,694,784

Great Western Bancorp, Inc.	74,200	1,826,062

Hanmi Financial Corp.	98,000	2,041,340

IBERIABANK Corp.	27,000	1,287,360

Lakeland Financial Corp.	41,400	1,768,194

OFG Bancorp (Puerto Rico)	217,483	1,265,751

Old National Bancorp	176,600	1,970,856

Pacific Premier Bancorp, Inc. †	104,900	2,155,695

Popular, Inc. (Puerto Rico)	50,320	1,333,480

ServisFirst Bancshares, Inc.	36,594	1,337,511

Simmons First National Corp. Class A	29,112	1,199,123

Southside Bancshares, Inc.	70,565	1,652,632

Sterling Bancorp	96,300	1,387,683

Tristate Capital Holdings, Inc. † S	175,974	2,113,448

WesBanco, Inc.	57,400	1,622,698

Western Alliance Bancorp †	39,800	1,182,856

Wintrust Financial Corp.	32,800	1,394,000

Yadkin Financial Corp.	78,400	1,697,360

45,942,942
Beverages (0.7%)
Cott Corp. (Canada) S	188,210	2,303,690

2,303,690
Biotechnology (1.1%)
Eagle Pharmaceuticals, Inc. † S	30,800	1,952,412

Emergent BioSolutions, Inc. † S	49,921	1,688,827

		3,641,239

Small Cap Value Fund 21

COMMON STOCKS (87.7%)* cont.	Shares	Value

Building products (1.8%)
CaesarStone Sdot-Yam, Ltd. (Israel) † S	30,236	$1,121,151

Continental Building Products, Inc. †	118,943	2,007,758

NCI Building Systems, Inc. †	100,291	1,097,184

PGT, Inc. †	176,571	1,746,287

5,972,380
Capital markets (0.4%)
OM Asset Management PLC (United Kingdom)	124,103	1,414,774

1,414,774
Chemicals (3.0%)
American Vanguard Corp. S	153,500	1,935,635

Ferro Corp. †	180,400	1,791,372

Kraton Performance Polymers, Inc. †	113,700	1,952,229

Minerals Technologies, Inc.	35,997	1,829,368

Olin Corp.	86,700	1,314,372

Orion Engineered Carbons SA (Luxembourg)	97,000	1,246,450

10,069,426
Commercial services and supplies (1.2%)
ARC Document Solutions, Inc. †	260,500	911,750

Deluxe Corp.	28,000	1,607,480

Ennis, Inc.	78,921	1,557,901

4,077,131
Construction and engineering (1.6%)
Granite Construction, Inc.	57,800	2,395,810

MasTec, Inc. † S	145,200	2,465,496

Orion Marine Group, Inc. †	138,700	497,933

5,359,239
Consumer finance (0.9%)
Encore Capital Group, Inc. † S	84,340	1,960,905

PRA Group, Inc. † S	40,200	980,880

2,941,785
Diversified consumer services (0.5%)
Carriage Services, Inc.	80,600	1,661,166

1,661,166
Electric utilities (3.6%)
ALLETE, Inc.	40,900	2,168,518

El Paso Electric Co.	33,400	1,364,390

IDACORP, Inc.	61,600	4,371,136

PNM Resources, Inc.	70,500	2,250,360

Portland General Electric Co.	51,100	1,944,355

12,098,759
Electrical equipment (0.4%)
General Cable Corp.	150,600	1,293,654

1,293,654
Electronic equipment, instruments, and components (3.3%)
Neonode, Inc. † S	366,300	915,750

Orbotech, Ltd. (Israel) †	108,800	2,464,320

QLogic Corp. †	163,800	2,111,382

Sanmina Corp. †	86,700	1,786,020

SuperCom, Ltd. (Israel) † S	117,092	543,307

SYNNEX Corp.	15,200	1,429,256

TTM Technologies, Inc. †	262,109	1,719,435

		10,969,470

22 Small Cap Value Fund

COMMON STOCKS (87.7%)* cont.	Shares	Value

Energy equipment and services (1.4%)
Core Laboratories NV S	8,800	$923,472

Independence Contract Drilling, Inc. † S	105,536	406,314

Matrix Service Co. †	100,100	1,840,839

Patterson-UTI Energy, Inc.	91,900	1,428,126

4,598,751
Food and staples retail (0.7%)
SpartanNash Co.	79,290	2,176,511

2,176,511
Food products (0.8%)
B&G Foods, Inc.	10,688	369,698

Sanderson Farms, Inc. S	26,200	2,391,012

2,760,710
Gas utilities (0.7%)
Southwest Gas Corp.	36,300	2,214,300

2,214,300
Health-care equipment and supplies (—%)
Lantheus Holdings, Inc. †	41,916	88,862

88,862
Health-care providers and services (1.2%)
Air Methods Corp. † S	53,700	1,950,921

Ensign Group, Inc. (The)	92,598	1,899,185

3,850,106
Hotels, restaurants, and leisure (1.1%)
ClubCorp Holdings, Inc.	129,000	1,711,830

Del Taco Restaurants, Inc. † S	175,403	1,899,614

3,611,444
Household durables (1.0%)
Century Communities, Inc. †	129,300	2,035,182

WCI Communities, Inc. †	76,345	1,316,951

3,352,133
Independent power and renewable electricity producers (0.2%)
Dynegy, Inc. †	76,700	773,136

773,136
Insurance (7.2%)
Allied World Assurance Co. Holdings AG	50,200	1,625,978

American Financial Group, Inc.	29,632	1,987,715

AMERISAFE, Inc.	40,800	2,101,200

Employers Holdings, Inc.	78,600	2,181,936

Endurance Specialty Holdings, Ltd.	37,000	2,303,990

Hanover Insurance Group, Inc. (The)	36,300	3,011,085

Maiden Holdings, Ltd. (Bermuda) S	149,700	1,791,909

National General Holdings Corp.	94,500	1,883,385

Reinsurance Group of America, Inc.	26,519	2,389,362

RenaissanceRe Holdings, Ltd.	17,200	1,947,040

Validus Holdings, Ltd.	55,513	2,493,089

23,716,689
Internet and catalog retail (0.6%)
FTD Cos., Inc. † S	83,000	1,929,750

1,929,750
Internet software and services (2.5%)
Everyday Health, Inc. †	245,700	1,162,161

GTT Communications, Inc. † S	124,200	1,835,676

j2 Global, Inc.	29,600	2,163,168

Small Cap Value Fund 23

COMMON STOCKS (87.7%)* cont.	Shares	Value

Internet software and services cont.
Monster Worldwide, Inc. †	261,432	$779,067

Web.com Group, Inc. †	131,100	2,379,465

8,319,537
IT Services (1.9%)
Convergys Corp.	104,300	2,688,854

Everi Holdings, Inc. †	309,400	909,636

Perficient, Inc. †	154,500	2,788,725

6,387,215
Leisure products (1.2%)
Smith & Wesson Holding Corp. †	66,000	1,673,760

Vista Outdoor, Inc. †	46,700	2,302,310

3,976,070
Machinery (0.8%)
Briggs & Stratton Corp.	126,100	2,682,147

2,682,147
Media (1.4%)
Live Nation Entertainment, Inc. †	63,100	1,387,569

Madison Square Garden Co. (The) Class A †	4,666	723,230

MDC Partners, Inc. Class A	112,550	2,399,566

MSG Networks, Inc. Class A †	14,100	231,522

4,741,887
Metals and mining (0.5%)
Ferroglobe PLC (United Kingdom)	203,895	1,602,615

1,602,615
Multi-utilities (1.6%)
Avista Corp.	105,500	3,987,900

Unitil Corp.	35,200	1,384,416

5,372,316
Oil, gas, and consumable fuels (3.3%)
Aegean Marine Petroleum Network, Inc. (Greece) S	281,750	2,020,148

Callon Petroleum Co. †	166,084	1,059,616

Energen Corp.	30,100	797,048

Gulfport Energy Corp. †	39,200	940,800

Memorial Resource Development Corp. †	132,100	1,277,407

PBF Energy, Inc. Class A	70,500	2,129,100

Ring Energy, Inc. † S	117,709	492,024

Scorpio Tankers, Inc.	377,435	2,347,646

11,063,789
Personal products (0.5%)
Edgewell Personal Care Co.	21,300	1,628,385

1,628,385
Pharmaceuticals (0.7%)
Aralez Pharmaceuticals, Inc. (Canada) † S	70,600	400,302

Lannett Co., Inc. † S	73,800	1,856,808

2,257,110
Professional services (1.0%)
Heidrick & Struggles International, Inc.	53,600	1,259,064

Kforce, Inc.	47,600	758,744

On Assignment, Inc. †	39,400	1,300,594

3,318,402
Real estate investment trusts (REITs) (8.4%)
American Assets Trust, Inc.	60,801	2,255,109

Apartment Investment & Management Co. Class A	46,700	1,709,687

24 Small Cap Value Fund

COMMON STOCKS (87.7%)* cont.	Shares	Value

Real estate investment trusts (REITs) cont.
CBL & Associates Properties, Inc.	110,600	$1,275,218

Cherry Hill Mortgage Investment Corp.	63,038	897,031

Colony Capital, Inc. Class A	85,900	1,408,760

Education Realty Trust, Inc.	48,964	1,941,423

EPR Properties	37,700	2,346,071

Equity Commonwealth †	80,100	2,133,063

Healthcare Trust of America, Inc. Class A	63,150	1,756,202

iStar, Inc. † S	207,900	1,758,834

LTC Properties, Inc.	35,400	1,573,176

Paramount Group, Inc.	124,300	1,879,416

Rayonier, Inc.	112,300	2,451,509

Summit Hotel Properties, Inc.	233,014	2,518,881

Tanger Factory outlet Centers, Inc.	55,900	1,793,272

27,697,652
Real estate management and development (0.6%)
RE/MAX Holdings, Inc. Class A	58,020	1,860,121

1,860,121
Road and rail (0.4%)
Saia, Inc. †	49,638	1,302,998

1,302,998
Semiconductors and semiconductor equipment (3.7%)
Advanced Energy Industries, Inc. †	84,600	2,523,618

Cypress Semiconductor Corp. †	169,515	1,352,730

FormFactor, Inc. †	288,600	2,193,360

Tessera Technologies, Inc.	75,100	2,213,948

Tower Semiconductor, Ltd. (Israel) † S	199,700	2,717,917

Xcerra Corp. †	193,475	1,104,742

12,106,315
Software (1.3%)
Mentor Graphics Corp.	101,500	1,938,650

Xura, Inc. †	128,000	2,512,640

4,451,290
Specialty retail (1.5%)
Abercrombie & Fitch Co. Class A S	59,400	1,725,570

Express, Inc. †	94,700	1,631,681

GNC Holdings, Inc. Class A	56,200	1,600,576

4,957,827
Technology hardware, storage, and peripherals (0.5%)
BancTec, Inc. 144A CVR F†	160,833	—

Logitech International SA (Switzerland) S	98,110	1,504,026

1,504,026
Textiles, apparel, and luxury goods (0.6%)
Steven Madden, Ltd. † S	54,100	1,904,320

1,904,320
Thrifts and mortgage finance (5.1%)
BofI Holding, Inc. † S	57,400	1,063,622

Flagstar Bancorp, Inc. †	111,900	2,148,480

HomeStreet, Inc. †	105,100	2,098,847

Meta Financial Group, Inc.	58,900	2,437,871

NMI Holdings, Inc. Class A †	238,600	1,216,860

Provident Financial Services, Inc.	126,000	2,342,340

Walker & Dunlop, Inc. †	72,649	1,679,645

Small Cap Value Fund 25

COMMON STOCKS (87.7%)* cont.	Shares	Value

Thrifts and mortgage finance cont.
Washington Federal, Inc.	98,200	$2,080,858

WSFS Financial Corp.	63,400	1,921,016

		16,989,539

Total common stocks (cost $294,229,850)		$290,561,502

INVESTMENT COMPANIES (3.3%)*	Shares	Value

BlackRock Capital Investment Corp.	192,100	$1,738,505

Hercules Capital, Inc.	159,053	1,773,441

Solar Capital, Ltd.	111,175	1,917,769

TCP Capital Corp. S	140,219	1,951,848

TICC Capital Corp.	354,300	1,860,075

TriplePoint Venture Growth BDC Corp. S	169,783	1,704,621

Total investment companies (cost $13,124,571)		$10,946,259

SHORT-TERM INVESTMENTS (21.1%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.57% [d]	30,348,693	$30,348,693

Putnam Short Term Investment Fund 0.41% L	39,503,378	39,503,378

Total short-term investments (cost $69,852,071)		$69,852,071

TOTAL INVESTMENTS

Total investments (cost $377,206,492)		$371,359,832

Key to holding’s abbreviations

CVR    Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2015 through February 29, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $331,272,063.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

26 Small Cap Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$31,152,055	$—	$—

Consumer staples	8,869,296	—	—

Energy	15,662,540	—	—

Financials	120,563,502	—	—

Health care	9,837,317	—	—

Industrials	28,608,387	—	—

Information technology	43,737,853	—	—**

Materials	11,672,041	—	—

Utilities	20,458,511	—	—

Total common stocks	290,561,502	—	—

Investment companies	10,946,259	—	—

Short-term investments	39,503,378	30,348,693	—

Totals by level	$341,011,139	$30,348,693	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

** Value of Level 3 security is $—.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 27

Statement of assets and liabilities 2/29/16

ASSETS

Investment in securities, at value, including $29,160,774 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $307,354,421)	$301,507,761
Affiliated issuers (identified cost $69,852,071) (Notes 1 and 5)	69,852,071

Dividends, interest and other receivables	366,060

Receivable for shares of the fund sold	1,208,321

Receivable for investments sold	1,142,238

Prepaid assets	22,846

Total assets	374,099,297

LIABILITIES

Payable for investments purchased	11,296,143

Payable for shares of the fund repurchased	638,628

Payable for compensation of Manager (Note 2)	159,317

Payable for investor servicing fees (Note 2)	96,109

Payable for custodian fees (Note 2)	6,045

Payable for Trustee compensation and expenses (Note 2)	108,801

Payable for administrative services (Note 2)	1,266

Payable for distribution fees (Note 2)	73,193

Collateral on securities loaned, at value (Note 1)	30,348,693

Other accrued expenses	99,039

Total liabilities	42,827,234

Net assets	$331,272,063

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$346,321,201

Undistributed net investment income (Note 1)	—

Accumulated net realized loss on investments (Note 1)	(9,202,478)

Net unrealized depreciation of investments	(5,846,660)

Total — Representing net assets applicable to capital shares outstanding	$331,272,063

(Continued on next page)

28    Small Cap Value Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($142,655,650 divided by 11,131,267 shares)	$12.82

Offering price per class A share (100/94.25 of $12.82)*	$13.60

Net asset value and offering price per class B share ($2,397,763 divided by 220,864 shares)**	$10.86

Net asset value and offering price per class C share ($15,526,544 divided by 1,434,649 shares)**	$10.82

Net asset value and redemption price per class M share ($1,096,815 divided by 93,715 shares)	$11.70

Offering price per class M share (100/96.50 of $11.70)*	$12.12

Net asset value, offering price and redemption price per class R share
($742,579 divided by 58,848 shares)	$12.62

Net asset value, offering price and redemption price per class R5 share
($13,919 divided by 1,045 shares)	$13.32

Net asset value, offering price and redemption price per class R6 share
($21,859,568 divided by 1,642,050 shares)	$13.31

Net asset value, offering price and redemption price per class Y share
($146,979,225 divided by 11,072,933 shares)	$13.27

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 29

Statement of operations Year ended 2/29/16

INVESTMENT INCOME

Dividends (net of foreign tax of $41,154)	$6,196,450

Interest (including interest income of $63,706 from investments in affiliated issuers) (Note 5)	63,890

Securities lending (Note 1)	269,556

Total investment income	6,529,896

EXPENSES

Compensation of Manager (Note 2)	2,199,986

Investor servicing fees (Note 2)	668,145

Custodian fees (Note 2)	19,919

Trustee compensation and expenses (Note 2)	23,796

Distribution fees (Note 2)	627,106

Administrative services (Note 2)	9,700

Other	272,776

Total expenses	3,821,428

Expense reduction (Note 2)	(29,672)

Net expenses	3,791,756

Net investment income	2,738,140

Net realized gain on investments (Notes 1 and 3)	3,472,455

Net unrealized depreciation of investments during the year	(50,496,419)

Net loss on investments	(47,023,964)

Net decrease in net assets resulting from operations	$(44,285,824)

The accompanying notes are an integral part of these financial statements.

30 Small Cap Value Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/29/16	Year ended 2/28/15

Operations:
Net investment income	$2,738,140	$2,154,420

Net realized gain on investments	3,472,455	2,669,501

Net unrealized appreciation (depreciation) of investments	(50,496,419)	6,145,536

Net increase (decrease) in net assets resulting
from operations	(44,285,824)	10,969,457

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,369,833)	(1,271,722)

Class B	(10,630)	(2,950)

Class C	(89,971)	(54,140)

Class M	(5,928)	(5,116)

Class R	(5,700)	(4,259)

Class R5	(151)	(109)

Class R6	(156,852)	(142,975)

Class Y	(1,660,501)	(1,294,315)

Net realized short-term gain on investments

Class A	(268,300)	—

Class B	(5,494)	—

Class C	(34,858)	—

Class M	(2,191)	—

Class R	(1,383)	—

Class R5	(23)	—

Class R6	(22,461)	—

Class Y	(260,769)	—

From net realized long-term gain on investments
Class A	(6,054,715)	(5,503,055)

Class B	(123,974)	(134,990)

Class C	(786,641)	(662,877)

Class M	(49,460)	(51,367)

Class R	(31,219)	(23,493)

Class R5	(522)	(339)

Class R6	(506,873)	(403,220)

Class Y	(5,884,768)	(4,112,174)

From return of capital
Class A	(431,661)	—

Class B	(3,350)	—

Class C	(28,352)	—

Class M	(1,868)	—

Class R	(1,796)	—

Class R5	(48)	—

Class R6	(49,427)	—

Class Y	(523,256)	—

Increase from capital share transactions (Note 4)	36,710,246	56,464,239

Total increase (decrease) in net assets	(25,948,553)	53,766,595

(Continued on next page)

Small Cap Value Fund 31

Statement of changes in net assets (Continued)

NET ASSETS	Year ended 2/29/16	Year ended 2/28/15

Beginning of year	$357,220,616	$303,454,021

End of year (including undistributed net investment income
of $— and $— respectively)	$331,272,063	$357,220,616

The accompanying notes are an integral part of these financial statements.

32 Small Cap Value Fund

This page left blank intentionally.

Small Cap Value Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring,	Net asset value	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees	reimbursements	end of period	asset value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
February 29, 2016	$15.34	.10	(1.87)	(1.77)	(.13)	(.58)	(.04)	(.75)	—	—	$12.82	(12.04)	$142,656	1.15	.70	62
February 28, 2015	15.45	.09	.42	.51	(.12)	(.50)	—	(.62)	—	—	15.34	3.40	172,363	1.18	.60	54
February 28, 2014	12.05	.05	3.51	3.56	(.10)	(.06)	—	(.16)	—[d]	—	15.45	29.58	171,473	1.21	.33	68
February 28, 2013	10.54	.08	1.44	1.52	(.01)	—	—	(.01)	—[d]	—	12.05	14.40	133,547	1.28	.71	64
February 29, 2012	10.62	.02	(.08)	(.06)	(.03)	—	—	(.03)	—[d]	.01[e]	10.54	(.46)	135,453	1.30	.24	64

Class B
February 29, 2016	$13.10	—[d]	(1.59)	(1.59)	(.05)	(.58)	(.02)	(.65)	—	—	$10.86	(12.68)	$2,398	1.90	(.03)	62
February 28, 2015	13.28	(.02)	.35	.33	(.01)	(.50)	—	(.51)	—	—	13.10	2.60	3,398	1.93	(.16)	54
February 28, 2014	10.39	(.05)	3.01	2.96	(.01)	(.06)	—	(.07)	—[d]	—	13.28	28.55	4,215	1.96	(.41)	68
February 28, 2013	9.15	—[d]	1.24	1.24	—	—	—	—	—[d]	—	10.39	13.55	3,764	2.03	(.04)	64
February 29, 2012	9.26	(.04)	(.08)	(.12)	—	—	—	—	—[d]	.01[e]	9.15	(1.19)	4,247	2.05	(.51)	64

Class C
February 29, 2016	$13.09	(.01)	(1.60)	(1.61)	(.06)	(.58)	(.02)	(.66)	—	—	$10.82	(12.78)	$15,527	1.90	(.05)	62
February 28, 2015	13.29	(.02)	.36	.34	(.04)	(.50)	—	(.54)	—	—	13.09	2.68	17,701	1.93	(.15)	54
February 28, 2014	10.41	(.05)	3.02	2.97	(.03)	(.06)	—	(.09)	—[d]	—	13.29	28.58	14,732	1.96	(.43)	68
February 28, 2013	9.17	—[d]	1.24	1.24	—	—	—	—	—[d]	—	10.41	13.52	9,244	2.03	(.05)	64
February 29, 2012	9.28	(.04)	(.08)	(.12)	—	—	—	—	—[d]	.01[e]	9.17	(1.19)	9,397	2.05	(.51)	64

Class M
February 29, 2016	$14.06	.03	(1.72)	(1.69)	(.07)	(.58)	(.02)	(.67)	—	—	$11.70	(12.51)	$1,097	1.65	.21	62
February 28, 2015	14.22	.01	.38	.39	(.05)	(.50)	—	(.55)	—	—	14.06	2.85	1,524	1.68	.10	54
February 28, 2014	11.11	(.02)	3.22	3.20	(.03)	(.06)	—	(.09)	—[d]	—	14.22	28.87	1,460	1.71	(.16)	68
February 28, 2013	9.76	.02	1.33	1.35	—	—	—	—	—[d]	—	11.11	13.83	1,294	1.78	.22	64
February 29, 2012	9.85	(.02)	(.08)	(.10)	—	—	—	—	—[d]	.01[e]	9.76	(.91)	1,418	1.80	(.26)	64

Class R
February 29, 2016	$15.12	.06	(1.85)	(1.79)	(.10)	(.58)	(.03)	(.71)	—	—	$12.62	(12.28)	$743	1.40	.39	62
February 28, 2015	15.25	.05	.41	.46	(.09)	(.50)	—	(.59)	—	—	15.12	3.14	772	1.43	.35	54
February 28, 2014	11.91	.01	3.46	3.47	(.07)	(.06)	—	(.13)	—[d]	—	15.25	29.20	567	1.46	.07	68
February 28, 2013	10.44	.05	1.42	1.47	—	—	—	—	—[d]	—	11.91	14.08	381	1.53	.47	64
February 29, 2012	10.52	—d	(.09)	(.09)	—	—	—	—	—[d]	.01[e]	10.44	(.76)	303	1.55	(.02)	64

Class R5
February 29, 2016	$15.90	.15	(1.94)	(1.79)	(.16)	(.58)	(.05)	(.79)	—	—	$13.32	(11.73)	$14.86		.96	62
February 28, 2015	15.98	.15	.43	.58	(.16)	(.50)	—	(.66)	—	—	15.90	3.76	12.88		.90	54
February 28, 2014†	14.98	.03	1.13	1.16	(.10)	(.06)	—	(.16)	—	—	15.98	7.78*	11	.29*	.22*	68

Class R6
February 29, 2016	$15.90	.15	(1.94)	(1.79)	(.17)	(.58)	(.05)	(.80)	—	—	$13.31	(11.71)	$21,860.76		.97	62
February 28, 2015	15.99	.16	.43	.59	(.18)	(.50)	—	(.68)	—	—	15.90	3.81	13,129.78		1.00	54
February 28, 2014†	14.98	.01	1.16	1.17	(.10)	(.06)	—	(.16)	—	—	15.99	7.87*	14,260	.25*	.08*	68

Class Y
February 29, 2016	$15.86	.14	(1.94)	(1.80)	(.16)	(.58)	(.05)	(.79)	—	—	$13.27	(11.86)	$146,979.90		.94	62
February 28, 2015	15.95	.14	.43	.57	(.16)	(.50)	—	(.66)	—	—	15.86	3.68	148,321.93		.86	54
February 28, 2014	12.44	.08	3.62	3.70	(.13)	(.06)	—	(.19)	—[d]	—	15.95	29.82	96,735.96		.51	68
February 28, 2013	10.88	.10	1.50	1.60	(.04)	—	—	(.04)	—[d]	—	12.44	14.70	20,091	1.03	.94	64
February 29, 2012	10.97	.05	(.09)	(.04)	(.06)	—	—	(.06)	—[d]	.01[e]	10.88	(.27)	14,980	1.05	.49	64

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Small Cap Value Fund	Small Cap Value Fund 35

Financial highlights (Continued)

* Not annualized.

† For the period November 1, 2013 (commencement of operations) to February 28, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

36 Small Cap Value Fund

Notes to financial statements 2/29/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2015 through February 29, 2016.

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation by investing mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. Under normal circumstances, the fund invests at least 80% of its net assets in companies of a size similar to those in the Russell 2000 Value Index. As of April 30, 2015, the index was composed of companies having market capitalizations of between approximately $5.18 million and approximately $6.72 billion.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under

Small Cap Value Fund 37

Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $30,348,693 and the value of securities loaned amounted to $29,293,807. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

38 Small Cap Value Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $8,818,552 of certain losses recognized during the period from November 1, 2015 to February 29, 2016 to its fiscal year ending February 28, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from late year loss deferrals, from nontaxable dividends, from a redesignation of taxable income, from distributions in excess, and from a return of capital due to distributions which exceed those required under the excise rules. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $561,426 to decrease distributions in excess of net investment income and $561,426 to decrease paid-in capital.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$33,372,766
Unrealized depreciation	(39,603,356)

Net unrealized depreciation	(6,230,590)
Post-October capital loss deferral	(8,818,552)
Cost for federal income tax purposes	$377,590,422

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Small Cap Value Fund 39

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$314,858	Class R5	21

Class B	5,730	Class R6	7,195

Class C	34,166	Class Y	302,079

Class M	2,506	Total	$668,145

Class R	1,590

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $908 under the expense offset arrangements and by $28,764 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $246, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

40 Small Cap Value Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$407,011	Class M	9,748

Class B	29,725	Class R	4,108

Class C	176,514	Total	$627,106

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $17,585 and $126 from the sale of class A and class M shares, respectively, and received $875 and $180 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$237,388,862	$197,869,462

U.S. government securities (Long-term)	—	—

Total	$237,388,862	$197,869,462

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Small Cap Value Fund 41

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Year ended 2/29/16		Year ended 2/28/15

Class A	Shares	Amount	Shares	Amount

Shares sold	1,636,137	$24,001,597	2,055,957	$31,376,863

Shares issued in connection with
reinvestment of distributions	543,652	7,752,471	436,136	6,515,868

	2,179,789	31,754,068	2,492,093	37,892,731

Shares repurchased	(2,285,492)	(33,392,653)	(2,356,871)	(35,893,663)

Net increase (decrease)	(105,703)	$(1,638,585)	135,222	$1,999,068

	Year ended 2/29/16		Year ended 2/28/15

Class B	Shares	Amount	Shares	Amount

Shares sold	36,178	$462,686	35,038	$459,338

Shares issued in connection with
reinvestment of distributions	11,710	141,693	10,525	134,619

	47,888	604,379	45,563	593,957

Shares repurchased	(86,328)	(1,088,382)	(103,741)	(1,356,831)

Net decrease	(38,440)	$(484,003)	(58,178)	$(762,874)

	Year ended 2/29/16		Year ended 2/28/15

Class C	Shares	Amount	Shares	Amount

Shares sold	277,732	$3,498,217	374,455	$4,925,180

Shares issued in connection with
reinvestment of distributions	75,248	907,495	52,682	672,755

	352,980	4,405,712	427,137	5,597,935

Shares repurchased	(271,061)	(3,283,791)	(182,897)	(2,383,719)

Net increase	81,919	$1,121,921	244,240	$3,214,216

	Year ended 2/29/16		Year ended 2/28/15

Class M	Shares	Amount	Shares	Amount

Shares sold	5,130	$65,990	10,547	$147,069

Shares issued in connection with
reinvestment of distributions	4,448	57,953	3,863	52,994

	9,578	123,943	14,410	200,063

Shares repurchased	(24,253)	(342,951)	(8,721)	(121,504)

Net increase (decrease)	(14,675)	$(219,008)	5,689	$78,559

	Year ended 2/29/16		Year ended 2/28/15

Class R	Shares	Amount	Shares	Amount

Shares sold	71,693	$1,050,761	21,952	$330,949

Shares issued in connection with
reinvestment of distributions	2,856	40,098	1,883	27,752

	74,549	1,090,859	23,835	358,701

Shares repurchased	(66,772)	(976,616)	(9,952)	(149,494)

Net increase	7,777	$114,243	13,883	$209,207

42 Small Cap Value Fund

	Year ended 2/29/16		Year ended 2/28/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	344	$5,295	58	$910

Shares issued in connection with
reinvestment of distributions	50	744	29	448

	394	6,039	87	1,358

Shares repurchased	(110)	(1,753)	—	—

Net increase	284	$4,286	87	$1,358

	Year ended 2/29/16		Year ended 2/28/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	857,565	$11,644,876	40,877	$651,553

Shares issued in connection with
reinvestment of distributions	49,737	735,613	35,284	546,195

	907,302	12,380,489	76,161	1,197,748

Shares repurchased	(90,752)	(1,344,751)	(142,527)	(2,247,813)

Net increase (decrease)	816,550	$11,035,738	(66,366)	$(1,050,065)

	Year ended 2/29/16		Year ended 2/28/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,046,266	$75,681,191	5,848,560	$92,912,819

Shares issued in connection with
reinvestment of distributions	557,077	8,222,461	344,715	5,325,849

	5,603,343	83,903,652	6,193,275	98,238,668

Shares repurchased	(3,880,774)	(57,127,998)	(2,906,434)	(45,463,898)

Net increase	1,722,569	$26,775,654	3,286,841	$52,774,770

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	741	70.9%	$9,870

Class R6	743	0.1	9,889

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$—	$3,226,251	$3,226,251	$70	$—

Putnam Short Term
Investment Fund*	36,101,320	123,346,960	119,944,902	63,636	39,503,378

Totals	$36,101,320	$126,573,211	$123,171,153	$63,706	$39,503,378

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Small Cap Value Fund 43

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

44 Small Cap Value Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $13,051,537 as a capital gain dividend with respect to the taxable year ended February 29, 2016, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The fund designated 97.46% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $10,879 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Small Cap Value Fund 45

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

46 Small Cap Value Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 29, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Small Cap Value Fund 47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Associate General Counsel, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Investment Management, and Putnam	Since 2002
Retail Management (2003–2015)	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

48 Small Cap Value Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Small Cap Value Fund 49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

50 Small Cap Value Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
Global Asset Allocation Funds — four	RetirementReady® 2030 Fund
investment portfolios that spread your	RetirementReady® 2025 Fund
money across a variety of stocks, bonds, and	RetirementReady® 2020 Fund
money market instruments.
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Small Cap Value Fund 51

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109
	Officers	Susan G. Malloy
Custodian	Robert L. Reynolds	Vice President and
State Street Bank	President	Assistant Treasurer
and Trust Company
	Jonathan S. Horwitz	James P. Pappas
Legal Counsel	Executive Vice President,	Vice President
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Mark C. Trenchard
Independent Registered		Vice President and
Public Accounting Firm	Steven D. Krichmar	BSA Compliance Officer
KPMG LLP	Vice President and
	Principal Financial Officer	Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

52 Small Cap Value Fund

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN069
299627 4/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 29, 2016	$39,475	$ —	$4,400	$ —
February 28, 2015	$38,570	$ —	$4,285	$ —

For the fiscal years ended February 29, 2016 and February 28, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,400 and $4,285 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 29, 2016	$ —	$ —	$ —	$ —

February 28, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2016